Exhibit 99.1

Fred Furry, CFO

May 29, 2013 –Le Parker Meridien, New York Nasdaq: BIOL

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Safe Harbor Statement

This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q.

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BIOLASE is Revolutionizing Surgery in Dentistry and Medicine

*How? Through the science of **WaterLase!***

Conventional surgical devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers. These devices create trauma to tissue and cause pain.







- WaterLase is a disruptive technology that is changing the way surgery can be performed.
- WaterLase energy does not create heat or vibration or trauma so there is very little pain. Further, WaterLase is bacteriacidal and antifungal and can drastically reduce the risk of cross contamination.

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BIOLASE
PAGE 3

BIOLASE Company Overview

We are focused on developing, manufacturing, and selling dental lasers using our revolutionary and proprietary WaterLase and diode technologies.

We also market and distribute:

dental imaging equipment, CAD/CAM intraoral scanners, and other products designed for dental & medical applications.

Gross revenue of $58.5M in 2012, $48.9M in 2011; and $26.2M in 2010. 123% growth for 2012 over 2010.

Projecting revenue of $68M to $72M for 2013.

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WaterLase All-Tissue Lasers

WaterLase is a atraumatic and revolutionary method to cut tissue. Water molecules within tissue absorb the laser energy from the WaterLase, expand and vaporize resulting in a biological ablation of the tissue.

There is very little trauma or bleeding, No heat or vibration are generated, and Causes little or no pain.

Significantly reduces cross contamination.

Extensive patent protection. Multiple other medical applications.

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How It Works: WaterLase High Speed Cutting

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WaterLase Side by Side with Drill

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WaterLase Soft Tissue Lingual Frenectomy

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Traditional Dentistry

The painting Cavadenti, the Tooth Puller, by Caravaggio, circa 1608

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WaterLase Atraumatic Pediatric Tooth Extraction

The WaterLase aiming beam does not cut the tissue or generate heat. The tissue is cut biologically, with little or no pain, when the laser energizes water at the molecular level.

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Extensive Patent Portfolio

Issued & Pending Total

Active

U.S. 82 50 132

International 101 119 220

Total 183 169 352

352 patents currently issued & pending.

Over 70% are related to WaterLase technology & medical lasers.

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Diode Soft-Tissue Dental Lasers

EPIC 10 total diode solution

regulatory clearance late Q3 (EU) & early Q4 (US) 2012.

cleared for 3 unique uses:

Soft Tissue Surgery, Whitening, Pain Therapy.

iLase

portable diode laser.

no foot pedal, power cord, or external controls.

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In-Licensed Products



- TRIOS intra-oral scanner and cart:
  - digital impression taking.
  - handheld scanner, operator's control cart, and software.
  - North American distribution agreement through Aug 2017.



- NewTom and Cefla 3D cone beam imaging products:
  - medical grade imaging technology.
  - less cost, less radiation exposure.
  - U.S. & Canada distribution agreement through Feb 2015.

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BIOLASE
PAGE 13

BIOLASE's Total Technology Solution

Step	Technology	BIOLASE Product Offering
Diagnose and establish treatment protocol	3D cone beam imaging	• **NewTom** (QR/Cefla) • **DaVinci Imaging** (Cefla)
Treatment: all tissue surgical device	WaterLase	• **WaterLase iPlus** • **WaterLase MDX** • **WaterLase MD Turbo**
Treatment: soft tissue surgical device	Diode laser	• **EPIC 10** diode laser • **iLase** portable, battery operated diode laser
Impression taking for crowns	Digital	• **TRIOS** intra-oral scanner (3Shape)

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BIOLASE

Warning: Patients Urged to Ask their Dentists About the Risk of Cross Contamination!

Cross contamination is a huge threat:[1,2,3,4]

- The CDC defines cross-contamination as the act of spreading bacteria and viruses from one surface to another. Blood-borne viruses have the ability to live on objects and surfaces for as long as a week.
- Sterilization techniques used for the dental burs used with the high speed drill and endodontic files used in root canals are not effective.


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Question Your Dentist About Potential for Cross-Contamination, Leading Infection-Control Scientist Tells Fox News

1. Dental Health Magazine 2. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 3. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5. 4. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.

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PAGE 15

Dental Patients Test Positive for HIV, Hepatitis

The Risks of Cross Contamination are Real!

Earlier this year, approximately 7,000 patients of an Oklahoma dentist were notified that they had been exposed to HIV and hepatitis B and C from poorly “sterilized” instruments. Per news reports, of the 3,122 that have been screened so far, 57 have hepatitis C, three have hepatitis B, and as many as three have HIV, the virus that can lead to AIDS.

Officials cannot be more specific about the number of patients that have tested positive for HIV because of privacy policies.

The cost of the screenings already exceeds $700,000. This is NOT an isolated incident.

The Arkansas Department of Health has recently warned patients that visited a dental practice during a three month period that they may have been exposed to infectious materials!

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WaterLase Technology Significantly Eliminates the Risk of Cross Contamination and Contagion

Burs and Endo Files:

- Complex and rugged bur surface difficult to sterilize.


50X
200X
500X

- 15% of "sterilized" burs and up to 76% of "sterilized" endodontic files carry pathogenic micro-organisms.[1, 2]
- Autoclaving fails one out of every seven times to decontaminate burs.[1]

WaterLase Tips:

- Smooth tip surface does not harbor debris or bacteria like abrasive surface of burs or files.




0.83% CFU
0.29% CFU
Sodium Hypochlorite (NaOCl)
Waterlase MD™

- YSGG laser energy is bacteriacidal.[3]
- Disposable tips work without the need to contact tissue. Also eliminates accidental sticks with contaminated burs.

1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 2. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5. 3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002

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BIOLASE
PAGE 17

BIOLASE’s Market Opportunity

176,000 dentists in US & Canada.1 1.2M+ dentists in 134 countries.

rapid growth in emerging economies2 e.g. China, India & Indonesia.

Current market penetration.

approx. 5.0% of dental practices in US. approx. 1.5% worldwide.

Each incremental 1% market penetration equals over $600M revenue.

Dental laser market opportunity is in excess of $50B.

1	American Dental Association.
2	World Federation of Dentistry.

1,200,000

20,000+

BIOLASE systems sold worldwide 1998-present Est. total global market

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Dominant Market Position

Hard-tissue Dental Laser Market Total Dental Laser Market

80%

45%

BIOLASE Market Share

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Sales and Marketing

Returned to direct sales model in North America in August 2010. Currently consists of 47-person team:

37 direct outside sales.

10 inside sales representatives and lead generators.

Targeted plans for 42 45 outside reps and 12 15 inside reps. Global sales offices:

Current: Irvine, CA(USA), Floss (Germany), Madrid (Spain),Shanghai (China), and Mumbai (India).

Planned: Dubai (UAE) and Rio de Janero (Brazil).

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Gross Revenue

F. Pignatelli departs and management enters exclusive global distribution agreement in Aug. 2006 against his warnings resulting in significant decrease in revenues

Turnaround through the reestablishment of direct sales force and multi-distributor model in Aug.

2010 under direction of new management and F. Pignatelli as Chairman and CEO

Growth through direct sales force in North American and multi-distributor model internationally under direction of F. Pignatelli as Chairman of the Board

$80 $70 $60 $50 $40 $30 $20 $10 $0

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

In millions

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Growth Strategy

Continued adoption of core laser products.

The WaterLase product line, particularly the iPlus, has demonstrated a solid growth trend over the past 8 quarters.

Significant demad for our EPIC 10 diode soft tissue laser.

Growth of Imaging Division (cone beam and cad-cam).

Additional new product introductions based on our core technologies.

Two 510(k) submissions currently under FDA review. Three additional submissions planned to be filed in near term. More submissions planned for later in 2013.

Expand into new markets beyond dentistry.

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Gross Revenue and Influencers in Turnaround


In millions
$20.0
$15.0
$10.0
$5.0
$0.0
$4.4
$5.9
$6.2
$9.7
$10.6
$12.1
$13.1
$13.2
$12.3
$13.3
$13.8
$19.1
$14.6
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Introduced iLase™ hand-held soft-tissue diode laser
New management with F. Pignatelli as Chairman and CEO ends exclusive global distribution
Launched WaterLase® iPlus™ all-tissue laser
Introduced DaVinci Imaging™ products
Introduced WaterLase® MDX™ all-tissue lasers
Launched Cefla's NewTom Cone Beam Imaging products
CE Mark & FDA clearance for EPIC 10
Launched 3Shape's TRIOS™ intra-oral scanner

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BIOLASE

PAGE 23

Summary of Q1: 2004-2013

$25.0

$20.0

millions $15.0 In

$10.0 $5.0 $0.0

Q1 ‘04 Q1 ‘05 Q1 ‘06 Q1 ‘07 Q1 ‘08 Q1 ‘09 Q1 ‘10 Q1 ‘11 Q1 ‘12 Q1 ‘13

$14.5

$16.8

$16.9

$15.1

$19.0

$6.6

$4.4

$10.6

$12.3

$14.6

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Investment Considerations & Expectations

- Ongoing growth in core WaterLase products with continued trend of adoption.
- High demand for our new EPIC 10 diode soft tissue laser.
- Addressing $50B dental laser market opportunity:
  - Entering inflection point for diode soft tissue lasers in dentistry.
  - Diode soft tissue lasers havebecome the standard-of-care for basic procedures.
  - Next step is adoption of all-tissue laser as the standard-of-care in next 3-5 years.
  - There is a large all-tissue laser market with little competition for WaterLase.
  - We strongly believe that there will be a laser in every dental office in next 3-5 years.
  - Vast improvement over conventional surgical devices.
- Significant opportunities in other medical markets.

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PAGE 25
BIOLASE

Opportunities Outside of Dentistry

Ophthalmology:

BIOLASE currently holds 19 issued and 21 pending patents in ophthalmology. Includes IP for addressing dry eye, glaucoma, cataracts, and presbyopia. Tremendous market opportunity for both WaterLase and EPIC.

Orthopedics:

FDA clearance for core WaterLase iPlus as a soft tissue surgical instrument for orthopedic and podiatric surgery; $2.6B market opportunity.

EPIC diode lasers:

EPIC V-Series for veterinary market; 70,000 vets and 34,000 clinics in North America alone. EPIC 10S with clearance for over 80 soft-tissue procedures in 19 additional medical markets. Ease of entry initially through distributors and/or inside sales group.

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BIOLASE Today

57,000 sq. ft. facility in Irvine, California, includes manufacturing and development facilities. Can accommodate growth to $250 million. Over 210 employees worldwide.

BIOLASE Corporate Headquarters in Irvine, California

Sales offices in Floss (Germany), Madrid (Spain), Shanghai (China), and Mumbai (India); expansion planned in Dubai (UAE), and Rio de Janero (Brazil). Floss also has service and manufacturing capabilities. Training facility at corporate HQ with access to state-of-the-art facilities throughout the U.S. & Internationally.

BIOLASE Europe in Floss, Germany

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Federico Pignatelli, Chairman & CEO Fred Furry, COO & CFO

May 13-17, 2013 –New York City

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